    As filed with the Securities and Exchange Commission on March 16, 1998.
                                                    Registration No. 333-_______
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                               ---------------

                                    FORM S-8
                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                               ---------------

                               TCA CABLE TV, INC.
             (Exact name of registrant as specified in its charter)

            Texas                                       75-1798185
(State or other jurisdiction of          (I.R.S. employer identification number)
 incorporation or organization)

                              3015 SSE Loop 323
                             Tyler, Texas 75701
                  (Address of principal executive offices)

                               ---------------

                      EMPLOYMENT COMPENSATION AGREEMENT
                       DATED NOVEMBER 1, 1994 BETWEEN
                   DARRELL CAMPBELL AND TCA CABLE TV, INC.
                          (Full title of the Plan)

                               ---------------

                               FRED R. NICHOLS
                              3015 SSE Loop 323
                             Tyler, Texas 75701
        (Name and address of agent for service of agent for service)

                               (903) 595-3701
                   (Telephone number, including area code,
                            of agent for service)

                              ----------------

                                  COPY TO:
                             JAMES S. RYAN, III
                            Jackson Walker L.L.P.
                               901 Main Street
                                 Suite 6000
                            Dallas, Texas  75202

                        CALCULATION OF REGISTRATION FEE

============================================================================================================================
                                                                                       Proposed
                Title of                       Amount         Proposed Maximum         Maximum             Amount of
               Securities                       to be          Offering Price     Aggregate Offering      Registration
            to be Registered                 Registered        Per Share (1)          Price (1)             Fee (1)
============================================================================================================================
 Common Stock, $.10 par value               5,000 shares           $52.09              $260,469             $100.00
============================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee. Pursuant to Rule 457(c) and 457(h), registration fee is based on a price of $52.09 per share, which price is an average of the high and low prices of the Common Stock on the National Association of Securities Dealers Automated Quotation National Market System on March 13, 1998. Because the registration fee amounted to less than the minimum, the minimum registration fee of $100.00 is being submitted.

         Pursuant to General Instruction E of Form S-8, with respect to the shares registered under the Employment Compensation Agreement dated November 1, 1994 by and between Darrell Campbell and TCA Cable TV, Inc., this Registration Statement incorporates by reference the contents of the Registrant's Registration Statement Nos. 333-1487 and 333-26723 on Form S-8, including all exhibits attached thereto.

                                EXPLANATORY NOTE

         This Registration Statement on Form S-8 relates to the additional 5,000 shares of Common Stock issuable pursuant to provisions of the Employment Compensation Agreement dated November 1, 1994 by and between Darrell Campbell and TCA Cable TV, Inc.

                                    PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents, which have been filed with the Commission by TCA Cable TV, Inc. (the "Company"), are incorporated herein by reference and made a part hereof:

         (i) Annual Report of the Company on Form 10-K for the year ended October 31, 1997 (the "Annual Report");

         (ii)    All other reports filed with the Commission pursuant to
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since the end of the fiscal year covered by the documents referred to in the Annual Report; and

         (iii) Description of the Common Stock contained in the Company's Registration Statement on Form S-1 (No. 2- 75516) and Registration Statement on Form 8-A (No. 2-88892), effective as of March 17, 1984.

         All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act subsequent to the date of this Prospectus and prior to the termination of the offering of the Common Stock to be made hereunder shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus.

         The Company will provide, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of any or all of the documents incorporated herein by reference (other than exhibits to such documents unless such exhibits are specifically incorporated by reference into the information that this Prospectus incorporates). Written or telephone requests for such documents should be directed to Karen L. Garrett, 3015 S.S.E. Loop 323, Tyler, Texas 75701, telephone number (903) 595-3701.

ITEM 8.  EXHIBITS.

         The following is a list of all exhibits filed as a part of this Registration Statement on Form S-8, including those incorporated herein by reference.

 Exhibit
 Number          Description
--------         -----------
3.1              Articles of Incorporation of the Company.(1)

3.2              Articles of Amendment to Articles of Incorporation of the Registrant.(2)

3.3              Articles of Amendment to Articles of Incorporation of the Registrant.(2)

3.4              Articles of Amendment to Articles of Incorporation of the Registrant.(4)

3.5              Amended and Restated Bylaws of the Registrant.(5)

4.1              Form of Stock Certificate.(1)

4.2              Rights Agreement dated January 15, 1998, between the Company and ChaseMellon Shareholder Services,
                 L.L.C. which includes the Certificate of Designations for the Series A Junior Participating Preferred
                 Stock as Exhibit A, the Form of Right Certificate as Exhibit B and the Summary of Rights to Purchase
                 Shares as Exhibit C.(6)

5                Opinion of Jackson Walker L.L.P.*

15               None.

23.1             Consent of Coopers & Lybrand, L.L.P.*

23.3             Consent of Jackson Walker L.L.P. (included in the opinion of Jackson Walker L.L.P. filed as Exhibit
                 5).*

24               Power of Attorney (included in Part II hereof)*

99               Employee Compensation Agreement dated November 1, 1994 between Darrell Campbell and TCA Cable TV,
                 Inc.(3)

--------------------
*        Filed herewith.

(1) Previously filed as an exhibit to the Registrant's Registration Statement on Form S-1, File No. 2-76516 dated as of March 16, 1982 and incorporated herein by reference.

(2) Previously filed as an exhibit to the Registrant's Registration Statement on Form S-8, File No. 33-21901 dated as of May 16, 1988, and incorporated herein by reference.

(3) Previously filed as an exhibit to the Registrant's Registration Statement on Form S-8, File No. 333-1487 dated as of March 6, 1996, and incorporated herein by reference.

(4) Previously filed as an exhibit to Registrant's Form 10-K for the fiscal year ended October 31, 1993, filed January 27, 1994 and incorporated by reference herein.

(5) Previously filed as an exhibit to the Registrant's Form 10-K for the fiscal year ended October 31, 1997, filed January 27, 1998 and incorporated herein by reference.

(6) Previously filed as an exhibit to the Registrant's Form 8-K filed January 22, 1998 and incorporated herein by reference.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tyler, State of Texas on the 16th day of March 1998.


                                       TCA CABLE TV, INC.



                                       By:    /s/ Fred R. Nichols
                                              ---------------------------------
                                              Fred R. Nichols, Chairman of the
                                              Board, Chief Executive Officer
                                              and President
                                              (Principal Executive Officer)


                               POWER OF ATTORNEY

         Each person whose signature appears below authorizes Fred R. Nichols and Jimmie F. Taylor, and each of them, each of whom may act without joinder of the other, to execute in the name of each such person who is then an officer or director of the Registrant, and to file any amendments to this Registration Statement necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Commission, in respect thereof, in connection with the registration of the securities which are the subject of this Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                           Title                                          Date
---------                           -----                                          ----

/s/ Fred R. Nichols                 Chief Executive Officer, Chairman of the       March 16, 1998
-------------------------------     Board and President
Fred R. Nichols                     (Principal Executive Officer)


/s/ Jimmie F. Taylor                Vice President, Chief Financial Officer        March 16, 1998
-------------------------------     and Treasurer
Jimmie F. Taylor                    (Principal Accounting and Financial
                                    Officer)


                                    Director
-------------------------------
Fred W. Smith


/s/ Wayne J. McKinney               Director                                       March 16, 1998
-------------------------------
Wayne J. McKinney


/s/ Ben R. Fisch, M.D.              Director                                       March 16, 1998
-------------------------------
Ben R. Fisch, M.D.


                                    Director
-------------------------------
Kenneth S. Gunter


/s/ Randall K. Rogers               Director                                       March 16, 1998
-------------------------------
Randall K. Rogers


/s/ A. W. Riter, Jr.                Director                                       March 16, 1998
-------------------------------
A. W. Riter, Jr.


/s/ James F. Ackerman               Director                                       March 16, 1998
-------------------------------
James F. Ackerman


/s/ Darrell Campbell                Director                                       March 16, 1998
-------------------------------
Darrell Campbell


/s/ Robert B. Holland, III          Director                                       March 16, 1998
-------------------------------
Robert B. Holland, III


/s/ Michael Shannon                 Director                                       March 16, 1998
-------------------------------
Michael Shannon

                               INDEX TO EXHIBITS

         The following is a list of all exhibits filed as a part of this Registration Statement on Form S-8, including those incorporated herein by reference.

 Exhibit
 Number          Description
---------        -----------

3.1              Articles of Incorporation of the Company.(1)

3.2              Articles of Amendment to Articles of Incorporation of the Registrant.(2)

3.3              Articles of Amendment to Articles of Incorporation of the Registrant.(2)

3.4              Articles of Amendment to Articles of Incorporation of the Registrant.(4)

3.5              Amended and Restated Bylaws of the Registrant.(5)

4.1              Form of Stock Certificate.(1)

4.2              Rights Agreement dated January 15, 1998, between the Company and ChaseMellon Shareholder Services,
                 L.L.C. which includes the Certificate of Designations for the Series A Junior Participating Preferred
                 Stock as Exhibit A, the Form of Right Certificate as Exhibit B and the Summary of Rights to Purchase
                 Shares as Exhibit C.(6)

5                Opinion of Jackson Walker L.L.P.*

15               None.

23.1             Consent of Coopers & Lybrand, L.L.P.*

23.3             Consent of Jackson Walker L.L.P. (included in the opinion of Jackson Walker L.L.P. filed as Exhibit
                 5).*

24               Power of Attorney (included in Part II hereof)*

99               Employee Compensation Agreement dated November 1, 1994 between Darrell Campbell and TCA Cable TV,
                 Inc.(3)


--------------------
*        Filed herewith.

(1) Previously filed as an exhibit to the Registrant's Registration Statement on Form S-1, File No. 2-76516 dated as of March 16, 1982 and incorporated herein by reference.

(2) Previously filed as an exhibit to the Registrant's Registration Statement on Form S-8, File No. 33-21901 dated as of May 16, 1988, and incorporated herein by reference.

(3) Previously filed as an exhibit to the Registrant's Registration Statement on Form S-8, File No. 333-1487 dated as of March 6, 1996, and incorporated herein by reference.

(4) Previously filed as an exhibit to Registrant's Form 10-K for the fiscal year ended October 31, 1993, filed January 27, 1994 and incorporated by reference herein.

(5) Previously filed as an exhibit to the Registrant's Form 10-K for the fiscal year ended October 31, 1997, filed January 27, 1998 and incorporated herein by reference.

(6) Previously filed as an exhibit to the Registrant's Form 8-K filed January 22, 1998 and incorporated herein by reference.